Exhibit 10.1

                         AMENDMENT No. 1
                               TO
                      CONSULTING AGREEMENT




     This Amendment No. 1 to Consulting Agreement is entered into as of the 25th day of March 1998 by and between McKesson
Corporation, a Delaware corporation ("McKesson"), and Alan
Seelenfreund ("Seelenfreund").


                    R  E  C  I  T  A  L  S
                    -  -  -  -  -  -  -  -


     A. Seelenfreund is currently the Chairman of the Board of Directors of McKesson having retired as an executive officer and employee of McKesson effective July 31, 1997.

     B. McKesson and Seelenfreund previously entered into a Consulting Agreement (the "Agreement") dated as of March 28,
1997 and they now wish to amend the Agreement to extend its term for an additional period of one year.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, the parties agree as follows:

     1. Section 2(a) of the Agreement is hereby deleted and the following Section 2(a) is substituted therein:

          "2(a). The period of Seelenfreund's engagement pursuant to this Agreement shall commence on July 31, 1998 and continue until July 31, 1999 (the "Term").

     2. Section 3(a) is hereby amended in the following respects:

          (a)  The second sentence thereof is amended by deleting
     "March 30, 1998" and substituting in its place and stead
     "March 31, 1999."

          (b) The following sentence shall be added at the end of said Section, effective as ofMarch 28, 1997:
     "Seelenfreund shall be entitled to make elections regarding annual bonus deferral and bonus stock options in a manner similar to the elections available to the executive employees of the Company."

     3. As modified hereabove, the Agreement shall continue in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Amendment
No. 1 to Consulting Agreement as of the day and year first written above.


                                   McKesson Corporation,
                                   a Delaware Corporation




                                   s/g  By William A. Armstrong
                                           --------------------
                                           Vice President

                                   s/g  By Alan Seelenfreund
                                           -----------------
                                           Alan Seelenfreund

Attest:


s/g  By N.A. Miller
        -----------
        Secretary


By the Authority of the Compensation Committee of the Board of Directors of
McKesson Corporation
on March 25, 1998.